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                                                                   EXHIBIT 10.14

                AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT


     AMENDMENT NO. 4, dated as of July 31, 1997, to the Registration Rights Agreement, dated as of April 30, 1996, as amended (the "Registration Rights Amendment"), by and among AMF HOLDINGS INC., a Delaware corporation ("Holdings"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempt limited partnership, GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II Germany C.L.P., THE GOLDMAN SACHS GROUP, L.P., a Delaware limited partnership, STONE STREET FUND 1995, L.P., a Delaware limited partnership, STONE STREET FUND 1996, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1995, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1996, L.P., a Delaware limited partnership, BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership, BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Delaware limited partnership, BLACKSTONE FAMILY INVESTMENT PARTNERSHIP L.P., a Delaware limited partnership, KELSO INVESTMENT ASSOCIATES V, L.P., a Delaware limited partnership, KELSO EQUITY PARTNERS V, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V-B L.P., a Delaware limited partnership, BCIP ASSOCIATES, a Delaware general partnership, BCIP TRUST ASSOCIATES, L.P., a Delaware limited partnership, CITICORP NORTH AMERICA, INC., a Delaware corporation, CHARLES M. DIKER, ROBERT MORIN ("Morin"), DOUGLAS STANARD ("Stanard") and STEPHEN HARE (together with Morin, Stanard and such other management investors who, from time to time, become parties to the Registration Rights Agreement pursuant to the last sentence of Section 2.4 thereof, the "Management Investors").


     WHEREAS, the Board of Directors of Holding has, pursuant to the terms and conditions of the Holdings 1996 Stock Option Plan, granted certain options to purchase shares of common stock, par value $.01 per share, of Holdings to certain executives and managers of Holdings and its affiliates listed on Attachment 1 hereto (the "Option Awardees"); and

     WHEREAS, pursuant to and in accordance with Section 2.4 of the Registration Rights Agreement, Holdings wishes to amend the Registration Rights Agreement on the terms contained herein:

     NOW, THEREFORE, the Registration Rights Agreement is amended as follows:

          1. Management Investors. The Registration Rights Agreement is hereby amended and restated to provide that each of the Option Awardees is a "Management Investor" thereunder.

          2. Governing Law. This Amendment shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

          3. Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment No. 4, the Registration Rights Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Registration Rights Agreement in any other instrument or document shall be deemed a reference to the Registration Rights Agreement as amended hereby, unless the context otherwise requires.

          4. No Waiver. The execution, delivery and performance of this Amendment No. 4 shall not operate as a waiver of any condition, power, remedy or right exercisable in accordance with the Registration Rights Agreement, and shall not constitute a waiver of any provision of the Registration Rights Agreement, except as expressly provided herein.
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     IN WITNESS WHEREOF, AMF Holdings Inc. has caused this Amendment No. 4 to be duly executed, as of the date first written above.

                                          AMF HOLDINGS INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:
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     The undersigned, by signing his name hereto, hereby agrees to be bound by all of the terms and conditions of the Registration Rights Agreement as amended by this Amendment No. 4; this signature page also being deemed to be a counterpart to the Registration Rights Agreement.

     Dated as of the date first written above.

                                          --------------------------------------
                                          Name:
                                          Address:
                                          Telecopier No.: